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                    SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, DC  20549


                               ---------------

                                  FORM  8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




                                MARCH 5, 1998
                            --------------------
                      (Date of earliest event reported)




                            EYE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Charter)



               DELAWARE                                000-15324                         52-1402131
     -------------------------------                ---------------                  ------------------
      (State or Other Jurisdiction                    (Commission                       (IRS Employer
            of Incorporation)                        File Number)                    Identification No.)




                            16 SOUTH MARKET STREET
                    PETERSBURG, VIRGINIA 23803 (Address of
               Principal Executive Offices, Including Zip Code)




                                 (804) 861-0681
                        (Registrant's telephone number,
                              including area code)
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                              EYE TECHNOLOGY, INC.

                                    FORM 8-K


ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             On March 5, 1998, the Registrant's Board of Directors engaged Olsen, Thielen & Co., Ltd. ("Principal Accountant") as Registrant's new independent accountant, replacing Price Waterhouse LLP, replacing Price Waterhouse LLP, who had resigned as Registrants independent accountant.

             Registrant reported the resignation of Price Waterhouse LLP as Registrant's independent accountant in a report on Form 8-K filed of even date herewith.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 30, 1998             EYE TECHNOLOGY, INC.


                                  By:    /s/ SAMUEL P. SEARS, JR.
                                         --------------------------------------
                                           Samuel P. Sears, Jr.,
                                           Chief Executive Officer





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